UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023 (April 13, 2023)

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

473 Jackson St., Suite 300	94111
San Francisco, CA	(Zip Code)
(Address of principal executive offices)

(415) 715-4377

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 13, 2023, ExcelFin Acquisition Corp. (the “Company”) held a special meeting (the “Special Meeting”) virtually, solely with respect to voting on the proposal to extend the date by which the Company must complete its initial business combination from April 25, 2023 to October 25, 2023 (the “Extension Amendment Proposal”). A total of 24,046,253 shares of the Company’s Class A common stock and Class B common stock (the “Common Stock”), or 83.64% of the Company’s outstanding shares as of March 13, 2023, the record date for the Special Meeting, were represented virtually or by proxy at the Special Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting.

Extension Amendment Proposal

To consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Articles”), to extend the date by which the Company has to consummate a business combination for an additional six months from April 25, 2023 to October 25, 2023.

The Extension Amendment Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
19,241,226	4,805,027	0

The Adjournment Proposal

To consider and vote upon a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the Nasdaq Global Market.

The Adjournment Proposal was not acted upon at the Special Meeting.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal, the holders of 18,211,208 shares of Class A common stock properly exercised their rights to redeem their shares for cash.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corp.

Date: April 19, 2023	By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Chief Financial Officer